[EXHIBIT 32.1]

   CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
            OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   I, Bradley Wilson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of North American Liability Group, Inc. on Form 10-KSB/A for the annual period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of NorMexSteel, Inc.



By: /s/ Bradley Wilson
   --------------------------------
   Name: Bradley Wilson
   Title:  Chairman and Chief Executive Officer